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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:     May 4, 1998
Date of earliest event reported:         May 4, 1998



                            THE COASTAL CORPORATION
             (Exact name of registrant as specified in its charter)



                DELAWARE                        74-1734212
         (State of incorporation             (I.R.S. Employer
            or organization)                Identification No.)


              COASTAL TOWER
           NINE GREENWAY PLAZA
              HOUSTON, TEXAS                     77046-0995
(Address of principal executive offices)         (Zip Code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhbits.

          (12) Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.



                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE COASTAL CORPORATION
                                 (Registrant)



Date: May 4, 1998                By: /s/ COBY C. HESSE
                                    --------------------------------------
                                 Coby C. Hesse
                                 Executive Vice President